CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG SMALL CAP GROWTH FUND

            Supplement to Current Prospectus dated February 27, 2004

         Portfolio Manager for the Fund. The table on pages 51 and 55 of the section of the Prospectus entitled "Enhanced S&P 500(R) Index Fund/Portfolio Manager for the Fund" and "Small Cap Growth Fund/Portfolio Manager for the Fund" is amended by adding the paragraphs below.

CMG Enhanced S&P 500(R) Index Fund

"Michael A. Welhoelter, CFA, is the Portfolio Manager for the Fund effective May 2004. Mr. Welhoelter has been with the Advisor since 2001 and serves as a Senior Vice President and Senior Portfolio Manager of the Structured Equity Group of the Advisor. Previously, Mr. Welhoelter served as a Portfolio Manager in the Structured Products Group of Credit Suisse Asset Management from July 1997 to October 2001. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University."

CMG Small Cap Growth Fund

"Mr. Paul J. Berlinguet, Mr. Thomas P. Lettenberger, and Mr. Steven R. Lilly, CFA, are the Fund's Co-Portfolio Managers. Mr. Berlinguet, who has managed or co-managed the Fund since November 2003, is a Senior Portfolio Manager, Head of the Small Cap Growth team and Co-Head of the Large Cap Growth team for the Advisor. Prior to joining the Advisor in October 2003, Mr. Berlinguet was Head of the Large-Mid Cap Equity Group and Portfolio Manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was Head of the Global Technology Research team and a large cap growth Portfolio Manager at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead Portfolio Manager for four years. Mr. Berlinguet earned an M.S.M. degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University. Mr. Lettenberger, who has co-managed the Fund since May 2004, is a Portfolio Manager in the Small Capitalization Growth Equities Group for the Advisor. Prior to joining Columbia Management and its predecessors in 2000, he was a research analyst with William Blair from 1998 to 2000. Mr. Lettenberger earned a B.B.A. degree and a MAcc degree from the University of Michigan. Mr. Lilly, who has co-managed the Fund since May 2004, is a Portfolio Manager in the Small Capitalization Growth Equities Group for the Advisor. Mr. Lilly has been with the Advisor and its predecessors since 1995. Mr. Lilly earned a B.S. degree from Indiana University and an M.B.A. degree from the University of Chicago."


C04/068                                                             May 24, 2004